Exhibit 99.2

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Glamourous Group Holding Limited

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Glamourous Group Holding Limited (the “Company”) as of December 31, 2022 and 2021, and the related statements of operations, changes in stockholders’ deficit, and cash flows for the years ended December 31, 2022 and 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years ended December 31, 2022 and 2021, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no revenue from operations that raises material doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ JTC Fair Song CPA Firm

JTC Fair Song CPA Firm

We have served as the Company’s auditor since 2021.

Shenzhen, China

May 24, 2022

PCAOB Firm ID: 2747

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GLAMOUROUS GROUP HOLDING LIMITED

AUDITED BALANCE SHEETS

AS OF DECEMBER 31, 2022 AND 2021

	December 31, 2022	December 31, 2021
ASSETS
Current assets

Cash	$12,056	$13,498

Total current assets	12,056	13,498

TOTAL ASSETS	$12,056	$13,498

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accrued liabilities and other payables	$–	$–

Total current liabilities	–	–

TOTAL LIABILITIES	–	–

SHAREHOLDERS’ EQUITY
Preferred stock, $0.0001 par value, 20,000,000 shares authorized, no shares issued and outstanding at March 31, 2023 and December 31, 2022 respectively	–	–
Common stock, $0.0001 par value, 100,000,000 shares authorized, 28,210,000 and 28,210,000 shares issued and outstanding at March 31, 2023 and December 31, 2022 respectively	12,056	13,498

Shareholders’ Equity	12,056	13,498

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,056	$13,498

The accompanying notes are an integral part of these financial statements.

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GLAMOUROUS GROUP HOLDING LIMITED

AUDITED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Years ended December 31,
	2022	2021

Revenue, net	$–	$–

Cost of revenue	–	–

Gross profit	–	–

Operating expenses:
Audit fee	–	–

INCOME BEFORE TAXES	–	–

Income tax expenses	–	–

NET INCOME	–	–

OTHER COMPREHENSIVE INCOME (LOSS)
Gain (Loss) on exchange translation	(1,442)	(132)

NET LOSS AND COMPREHENSIVE LOSS	$(1,442)	$(132)

Net loss per share
Basic and diluted	$–	$–

Weighted average shares outstanding
Basic and diluted	10,000	10,000

The accompanying notes are an integral part of these financial statements.

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GLAMOUROUS GROUP HOLDING LIMITED

AUDITED STATEMENTS OF SHAREHOLDERS’ EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Number of Common Shares Issued	Common Stock	Capital Paid in Excess of Par Value	Accumulated Deficit	Total

Balance at January 1, 2021	10,000	$13,631	$–	$–	$13,631

Net Comprehensive Income (Loss)	–	$(132)	$–	$–	$(132)
Balance at December 31, 2021	10,000	$13,498	$–	$–	$13,498

Net Comprehensive Income (Loss)	–	$(1,442)	$–	$–	$(1,442)
Balance at December 31, 2022	10,000	$12,056	$–	$–	$12,056

The accompanying notes are an integral part of these financial statements.

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GLAMOUROUS GROUP HOLDING LIMITED

AUDITED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Profit (Loss)	$–	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment Loss	–	–
Accounts payable	–	–
Expenses paid on behalf of Company	–	–
Cash used in operating activities	–	–

Cash flows from financing activities:
Proceeds from issuance of common stock	–	–
Borrowings from related party	–	–
Repayment on borrowings from related party	–	–
Net cash provided by (used in) financing activities	–	–

Net increase (decrease) in cash	–	–
Effects on changes in foreign exchange rate	(1,442)	(132)
Cash at beginning of the year	13,498	13,631
Cash at end of the year	$12,056	$13,498

Supplemental disclosure information:
Income taxes paid	$–	$–
Interest paid	$–	$–

Non-cash transactions:
Debt settled with issuance of common stock	$–	$–

The accompanying notes are an integral part of these financial statements.

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GLAMOUROUS GROUP HOLDING LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2022 AND 2021

NOTE 1 – DESCRIPTION OF BUSINESS AND ORGANIZATION

Glamourous Group Holding Limited (“the Company” or “Glamourous”) was incorporated as a limited liability company under the laws of the United Kingdom of England and Whales on October 26, 2018, under the name Big System London Ltd. The Company’s name was changed to Glamourous Group Holding Limited on November 15, 2019. The address of registered office and principal place of business is Lvl 18, 40 Bank Street Canary Wharf, London, United Kingdom, E14 5NR.

The Company is principally engaged in influencer management, commercial film production and online ecosystem development company, with the target to provide a unified entertainment universe for Southeast Asian market and fans of the genre around the world. The Company is a fairly new entity that has no historical operations.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist the reader in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of financial statements.

Critical Accounting Policies and Estimates

FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS

The functional currency of the Company is the Pound Sterling (“GBP”), the lawful currency of the United Kingdom and the financial records are maintained and the financial statements prepared in GBP. Foreign currency transactions during the period are translated into GBP according to the exchange rates ruling at the transaction dates. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated into GBP at year-end exchange rates. When assets, liabilities and equity denominated in GBP are translated into United States Dollars (“USD”, “$”), translation adjustments are included as a component of stockholder's equity and classified in Other Comprehensive Income.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant accounting estimates include certain assumptions related to, among others, the allowance for doubtful accounts receivable, impairment analysis of real estate assets and other long-term assets including goodwill, valuation allowance on deferred income taxes, and the accrual of potential liabilities. Actual results may differ from these estimates.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with the Financial Accounting Standards Board (“FASB”) “FASB Accounting Standard Codification™” (the “Codification”) which is the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States.

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NET LOSS PER SHARE

The Company has adopted the Financial Accounting Standards Board (FASB) ASC Topic 260 regarding earnings / loss per share, which provides for calculation of “basic” and “diluted” earnings / loss per share. Basic earnings / loss per share includes no dilution and is computed by dividing net income / loss available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings / loss per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings / loss per share.

There were no potentially dilutive instruments outstanding during the years ended December 31, 2022 and 2021.

INCOME TAXES

In accordance with ASC 740 - Income Taxes, the provision for income taxes is computed using the asset and liability method. The liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax basis of assets and liabilities and their reported amounts on the financial statements. The resulting deferred tax assets or liabilities have been adjusted to reflect changes in tax laws as they occur. A valuation allowance is provided when it is more likely than not that a deferred tax asset will not be realized.

The Company expects to recognize the financial statement benefit of an uncertain tax position only after considering the probability that a tax authority would sustain the position in an examination. For tax positions meeting a “more-likely-than-not” threshold, the amount to be recognized in the financial statements will be the benefit expected to be realized upon settlement with the tax authority. For tax positions not meeting the threshold, no financial statement benefit is recognized. As of December 31, 2022 and 2021, the Company had no uncertain tax positions. The Company recognizes interest and penalties, if any, related to uncertain tax positions as general and administrative expenses. The Company currently has no federal or state tax examinations nor has it had any federal or state examinations since its inception. To date, the Company has not incurred any interest or tax penalties.

RELATED PARTIES

A party is considered to be related to the Company if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

RECENT ACCOUNTING PRONOUNCEMENTS

There are no recent accounting pronouncements that impact the Company’s operations.

GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business for the 12 months following the date of these financial statements. The Company is a fairly new entity that has no historical operations, meaning that there is no revenue and cash flows for the financial period.

These matters, among others, raise substantial doubt about our ability to continue as a going concern. While the Company's cash position may not be significant enough to support the Company's future operations, management intends to raise additional funds by way of equity and/or debt financing to fund operations. The financial statements do not include any adjustments that may result should the Company be unable to continue as a going concern.

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CASH AND CASH EQUIVALENTS

The Company considers all highly liquid temporary cash investment with an original maturity of three months or less to be cash/equivalents.

NOTE 3 – CAPITAL STOCK

At formation, the Company was authorized to issue 1 share of GBP 1 par value common stock.

Subsequently the following issuance of equity securities by us were exempt from the registration requirements of the Section 86 of the Financial Services and Markets Act 2000 (FSMA):

On November 20, 2019, we issued 9,999 shares to Ms. Ho Chi Wan in exchange for assets as valued at GBP 1 per share.

Note 4 – Loss Per Share

The following table sets forth the computation of basic and diluted net loss per share:

For the Years Ending December 31,
	2022	2021
Net loss attributable to common stockholders	$–	$–

Basic weighted average outstanding shares of common stock	–	–
Dilutive effects of common share equivalents	–	–
Dilutive weighted average outstanding shares of common stock	–	–

Net loss per share of common stock - basic and diluted	$–	$–

Note 5 – Income Taxes

Deferred income taxes arise from the temporary differences between financial statement and income tax recognition of net operating losses. These loss carryovers are limited under the Internal Revenue Code should a significant change in ownership occur. The Company accounts for income taxes pursuant to ASC 740.

	December 31, 2022	December 31, 2021
Deferred tax assets:	$–	$–
Net operating loss	–	–
Valuation allowance	–	–
Total deferred tax asset	$–	$–

The types of temporary differences between the tax basis of assets and their financial reporting amounts that give rise to a significant portion of the deferred assets and liabilities are as follows:

Note 6 – Related Party Transactions

There are no related party transactions during the reporting period of the financial statements.

Note 7 – Subsequent Events

On May 24, 2023, the Board of Directors of the Company and Luduson G Inc., an United States Delaware Corporation, approved a Share exchange Agreement to be entered between the Luduson G Inc. and Ms. Ho Chi Wan. Subject to the Arrangement, Luduson G Inc. has agreed to acquire all of the outstanding capital stock of the Company in exchange for 320,000,000 shares of the Common Stock of Luduson G Inc.

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